UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2011

IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (604) 688-8323

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On  June 2, 2011, Ivanhoe Energy Inc. (the “Company”) filed with the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) Form 51−101F1, “Statement of Reserves Data and Other Oil and Gas Information”, revised Form 51−101F2, “Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor”, and revised Form 51−101F3, “Report of Management and Directors on Oil and Gas Disclosure” for the year ended December 31, 2010 can be found for viewing by electronic means on SEDAR at www.sedar.com.

In accordance with General Instruction B.2 of Form 8−K, the information presented herein under Item 7.01, as well as Exhibits 99.1, 99.2 and 99.3 referenced herein, shall be deemed to be “furnished” solely pursuant to Item 7.01 of this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information or Exhibits 99.1, 99.2 or 99.3 be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information for the Year Ended December 31, 2010.

99.2	Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

99.3	Form 51-101F3 Report of Management and Directors on Oil and Gas Disclosure.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 15, 2011	IVANHOE ENERGY INC.

/s/ Beverly A. Bartlett
	Name:	Beverly A. Bartlett
	Title:	Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Form 51-101F1 Statement of Reserves Data and Other Oil and Gas Information for the Year Ended December 31, 2010.

99.2	Form 51-101F2 Report on Reserves Data by Independent Qualified Reserves Evaluator or Auditor.

99.3	Form 51-101F3 Report of Management and Directors on Oil and Gas Disclosure.